EXHIBIT 99.2

                                  CERTIFICATION
                             PURSUANT TO SECTION 302
                         THE SARBANES-OXLEY ACT OF 2002

     I, Thomas Beener Chief Executive Officer of Greenland Corporation, certify that:

1. I have reviewed this amended Quarterly Report on Form 10-QSB/A of Greenland Corporation (the "Registrant");

2. Based on my knowledge, this amended Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended QuarterlyReport;

3. Based on my knowledge, the financial statements, and other financial information included in this amended QuarterlyReport, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this amended QuarterlyReport;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and have:

     a. designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this amended QuarterlyReport is being prepared;

     b. evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this amended QuarterlyReport (the "Evaluation Date"); and

     c. presented in this amended QuarterlyReport my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent functions):

     a. all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and

     b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls; and

6. I have indicated in this amended QuarterlyReport whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/     Thomas  Beener
---     --------------
     Thomas  Beener

Chief  Executive  Officer
(Principal  Executive  Officer)

Date:  June  9,  2003

                                  CERTIFICATION
                             PURSUANT TO SECTION 302
                         THE SARBANES-OXLEY ACT OF 2002

     I, James Downey Chief Accounting Officer of Greenland Corporation for the quarterly ended March 31, 2003, certify that:

1. I have reviewed this amended QuarterlyReport on Form 10-QSB/A of Greenland Corporation (the "Registrant");

2. Based on my knowledge, this amended QuarterlyReport does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended QuarterlyReport;

3. Based on my knowledge, the financial statements, and other financial information included in this amended QuarterlyReport, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this amended QuarterlyReport;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and have:

     a. designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this amended QuarterlyReport is being prepared;

     b. evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Quarterly Report (the "Evaluation Date"); and

     c. presented in this amended QuarterlyReport my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent functions):

     a. all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and

     b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls; and

6. I have indicated in this amended QuarterlyReport whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/     James  Downey
---     -------------
     James  Downey

Chief  Accounting  Officer
(Principal  Financial  Officer)

Date:  June  9,  2003